SUBSCRIPTION AGREEMENT

The Studio Zone, Inc.
c/o Law Offices of Wade D. Huettel, Esq.
3580 Utah Street
San Diego, CA 92104
Tel. No. (619) 892-3006
Fax No. (619) 330-1888

Gentlemen:

The undersigned is writing to advise you of the following terms and conditions under which the undersigned hereby offers to subscribe (the "Offer") for Units (the "Units"), each Unit consisting of Forty Thousand (40,000) Common Shares at a purchase price of Five Cents ($.05) per share. The Offering of up to a maximum Eighty Thousand Dollars ($80,000) is being conducted on a best efforts basis.

The Units are being offered on a "best efforts basis" for the Offering. The purchase price is payable in cash upon subscription. All proceeds shall be deposited into the treasury of the Company. The Company also reserves the right to undertake separate additional offerings on the same or alternative terms. The minimum subscription is for $2,000, or one Unit, however, the Company reserves the right to accept subscriptions for a fractional Unit.

1. Subscription.

(A)
Subject to the terms and conditions hereinafter set forth in this Subscription Agreement, the undersigned hereby offers to purchase ______________ Unit(s) for an aggregate purchase price of $_______________ ($2,000 per Unit).

(B)  If the Offer is accepted, the Unit(s) shall be paid for by the delivery of $_______________ by either:

Please indicate which form of payment:

___CHECK	____WIRE

which is being delivered contemporaneously herewith.

2.	Conditions to Offer.

(A)
The offering is made subject to the following conditions: (i) that you shall have the right to accept or reject this Offer, in whole or in part, for any reason whatsoever; (ii) that the undersigned agrees to comply with the terms of this Subscription Agreement and to execute and deliver any and all further documents necessary to become a security holder in the Company.

(B)
The offering period for the Units is from the date of this Confidential Private Offering Memorandum to which this Subscription Agreement is an exhibit until September 30, 2005, although the Company has the right to extend the Offering period, unless otherwise mutually agreed upon in writing.

Acceptance of this Offer shall be deemed given by the countersigning of this Subscription Agreement on behalf of the Company.

3.  Representations and Warranties of the Undersigned.

The undersigned, in order to induce the Company to accept this Offer, hereby warrants and represents as follows:

(A)	The undersigned has sufficient liquid assets to sustain a loss of the undersigned's entire investment.

(B)
The undersigned represents that he (or she or it) is an Accredited Investor as that term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"). In general, an "Accredited Investor" is deemed to be an institution with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse.

(C)
Neither Company nor the Placement Agent has made any other representations or warranties to the undersigned with respect to the Company or rendered any investment advice except as contained herein or in the Company's Confidential Private Offering Memorandum.

(D)
The undersigned has not authorized any person or institution to act as his Purchaser Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Act) in connection with this transaction. The undersigned has such knowledge and experience in financial, investment and business matters that he is capable of evaluating the merits and risks of the prospective investment in the securities of the Company. The undersigned has consulted with such independent legal counsel or other advisers, as he has deemed appropriate to assist the undersigned in evaluating his proposed investment in the Company.

(E)
The undersigned represents that he (i) has adequate means of providing for his current financial needs and possible personal contingencies, and has no need for liquidity of investment in the Company; (ii) can afford (a) to hold unregistered securities for an indefinite period of time and (b) sustain a complete loss of the entire amount of the subscription; and (iii) has not made an overall commitment to investments which are not readily marketable which is disproportionate so as to cause such overall commitment to become excessive.

(F)
The undersigned has been afforded the opportunity to ask questions of, and receive answers from the officers and/or directors of the Company acting on its behalf concerning the terms and conditions of this transaction and to obtain any additional information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and has availed himself of such opportunity to the extent he considers appropriate in order to permit him to evaluate the merits and risks of an investment in the Company. It is understood that all documents, records and books pertaining to this investment have been made available for inspection, and that the books and records of the Company will be available upon reasonable notice for inspection by investors during reasonable business hours at its principal place of business.

(G)
The undersigned acknowledges that the Units and the underlying securities have not been registered under the Act in reliance on an exemption for transactions by an issuer not involving a public offering and Rule 506 and Regulation D under the Act, and further understands that the undersigned is purchasing the Units without being furnished any prospectus setting forth all of the information that may be required to be furnished under the Act if a Prospectus were required to be delivered.

(H)	The undersigned further acknowledges that this offering has not been passed upon or the merits thereof endorsed or approved by any state or federal authorities.

(I)
The Units and the underlying securities being subscribed for are being acquired solely for the account of the undersigned for personal investment and not with a view to, or for resale in connection with, any distribution except as may be permitted by federal and state securities laws. By such representation, the undersigned means that no other person has a beneficial interest in the Units or underlying securities subscribed for hereunder, and that no other person has furnished or will furnish directly or indirectly, any part of or guarantee the payment of any part of the consideration to be paid to the Company in connection therewith. The undersigned does not intend to dispose of all or any part of the Units or underlying securities except in compliance with the provisions of the Act and applicable state securities laws, and understands that the Units are being offered pursuant to a specific exemption under the provisions of the Act, which exemption(s) depends, among other things, upon the compliance with the provisions of the Act.

(J)
The undersigned further represents and agrees that the undersigned will not sell, transfer, pledge or otherwise dispose of or encumber the Units or the underlying securities except pursuant to the applicable rules and regulations under the Act or applicable state securities laws, and prior to any such sale, transfer, pledge, disposition or encumbrance, the undersigned will, upon request, furnish the Company and its transfer agent with an opinion of counsel satisfactory to the Company in form and substance that registration under the Act and any applicable state securities laws is not required.

(K)
The undersigned acknowledges and recognizes that while the Company has agreed to register the Common Stock underlying the Units under the Act, no assurances can be provided that such Registration Statement will become effective under the Act. As a result, sales may only be made pursuant to Rule 144 under the Act at such time as the Company as well as the subscriber for the Units is able to effect sales of the Common Stock pursuant to Rule 144 or other applicable exemption.

(L)
The undersigned hereby agrees that the Company may insert the following or similar legend on the face of the certificates evidencing shares of Common Stock in compliance with the Act or state securities laws:

"These securities have not been registered under the Securities Act of 1933, as amended ("Act"), or any state securities laws and may not be sold or otherwise transferred- or disposed of except pursuant to an effective registration statement under the Act and any applicable state securities laws, or an opinion of counsel satisfactory to counsel to the Company that an exemption from registration under the act and any applicable state securities laws is available."

The undersigned certifies that each of the foregoing representations and warranties set forth in subsections (A) through (L) inclusive of this Section 3 are true as of the date hereof and shall survive such date.

4.	Indemnification.

The undersigned understands that the Units acquired as a result of the subscription right provided in Section 1 hereof are being offered without registration under the Act and in reliance upon the exemption for transactions by an issuer not involving any public offering; that the availability of such exemption is, in part, dependent upon the truthfulness and accuracy of the representations made by the undersigned herein; that the Company will rely on such representations in accepting any subscriptions for the Units and that the Company may take such steps as it considers reasonable to verify the accuracy and truthfulness of such representations in advance of accepting or rejecting the undersigned's subscription. The undersigned agrees to indemnify and hold harmless the Company against any damage, loss, expense or cost, including reasonable attorneys' fees, sustained as a result of any misstatement or omission on the undersigned's part.

5.	Specific State Legends.

FOR RESIDENTS OF ALL STATES:

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

6.	Jurisdiction.

This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nevada. The parties further: (i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in any Federal or State court of competent jurisdiction within the County of Clark, State of Nevada, (ii) waive any objection that they may have now or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consent to the in personam jurisdiction of any Federal or State court of competent jurisdiction within the County of Clark, State of Nevada in any such suit, action or proceeding. The parties each further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in a Federal or State court of competent jurisdiction within the County of Clark, State of Nevada, and that service of process upon the parties mailed by certified mail to their respective addresses shall be deemed in every respect effective service of process upon the parties, in any action or proceeding.

7.	No Waiver.

Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the undersigned, the undersigned does not thereby or in any manner waive any rights granted to the undersigned under federal or state securities laws.

8.	Revocation.

The undersigned agrees that he shall not cancel, terminate or revoke this Subscription Agreement or any agreement of the undersigned made hereunder other than as set forth under Section 5 above, and that this Subscription Agreement shall survive the death or disability of the undersigned.

9.	Termination of Subscription Agreement.

If the Company elects to cancel this Subscription Agreement, provided that it returns to the undersigned, without interest and without deduction, all sums paid by the undersigned, this Offer shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder.

10.	Miscellaneous.

(A)
All notices or other communications given or made hereunder shall be in writing and shall be mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned at the address for the Company’s attorneys, the Law Offices of Wade D. Huettel, Esq.

(B)	This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

(C)	The provisions of this Subscription Agreement shall survive the execution thereof.

11.	Certification.

The undersigned certifies that he has read this entire Subscription Agreement and that every statement on his part made and set forth herein is true and complete.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date his signature has been subscribed and sworn to below.

The Shares and Warrants are to be issued in:

(check one)

_____ individual name

_____ joint tenants with rights of survivorship

_____ tenants in the entirety

_____ corporation (an officer must sign)

_____ partnership (all general Partners must sign)

_____ Trust (all trustees must sign)

(print name of investor)

(sign name of Investor)

(print joint name of investor)

(sign name of joint investor)

                            (print name of Corporation/Partnership/Trust)

(print name of Officer/General Partner/Trustee)

(print name of Officer/General Partner/Trustee)

(sign name of Officer/General Partner/Trustee)

(sign name of Officer/General Partner/Trustee)

Accepted as of this date: __________	THE STUDIO ZONE, INC. BY: ITS: ADDRESS:___________________________________ ___________________________________ Telephone Number:__________________________ Dated:_______________________________________